Exhibit 99.2

BRE Properties, Inc.

Third Quarter 2007

Earnings Release and

Supplemental Financial Data

Avenue 64 244 units Emeryville, CA

BRE Properties, Inc. 525 Market Street, 4th Floor San Francisco, CA 94105	Phone: Fax: E-mail:	415.445.6530 415.445.6505 ir@breproperties.com

Investor contact: Edward F. Lange, Jr.

Chief Operating Officer and Chief Financial Officer

415.445.6559

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Third Quarter 2007

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Third Quarter 2007

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended September 30,		Nine Months ended September 30,
OPERATING INFORMATION	2007	2006	2007	2006
Total revenues (1)	$87,757	$81,589	$256,283	$236,890
Net income available to common shareholders	$51,425	$11,495	$78,485	$89,499
Per diluted share	$0.99	$0.22	$1.51	$1.71
Funds from Operations (2)	$32,433	$30,583	$100,211	$109,124
FFO per diluted share	$0.62	$0.58	$1.90	$2.05
Nonroutine income items (3)	$0	$0	$1,900	$22,985
Nonroutine income items per diluted share	$0.00	$0.00	$0.04	$0.43
Other Expenses (4)	$0	$576	$0	$1,137
Other Expenses per diluted share	$0.00	$0.01	$0.00	$0.02
Redemption related preferred stock issuance cost (5)	$2,768	$0	$2,768	$0
Per diluted share	$0.05	$0.00	$0.05	$0.00
Dividends per share	$0.5375	$0.5125	$1.6125	$1.5375
Adjusted EBITDA (2)	$59,669	$56,161	$174,757	$162,157
Common dividends	$27,429	$25,917	$82,258	$78,812
Preferred dividends	$4,232	$4,468	$13,169	$13,404
Interest expense	$20,480	$20,372	$61,069	$60,842
Interest coverage ratio (6)	2.9	2.8	2.9	2.7
Fixed charge coverage ratio (6)	2.4	2.3	2.4	2.2
Same-store revenue increase/decrease	4.5%	6.3%	5.2%	6.7%
Same-store expense increase/decrease	1.4%	6.5%	-0.5%	8.2%
Same-store NOI increase/decrease	5.9%	6.2%	7.7%	6.0%
Same-store operating margins	70.5%	69.6%	70.7%	69.1%

CAPITALIZATION DATA			9/30/07	9/30/06
Net real estate investments			$2,878,542	$2,598,678
Total assets, gross			$3,388,411	$3,058,542
Total debt			$1,926,779	$1,567,344
Minority interest			$30,981	$60,044
Preferred stock (at liquidation preference)			$175,000	$250,000
Total shareholders’ equity			$913,308	$985,603
Common shares and units outstanding			51,626	51,242
Share price, end of period			$55.93	$59.73
Total market capitalization			$4,989,221	$4,878,029
Total book capitalization			$2,871,068	$2,612,991
Debt to total market capitalization			39%	32%
Debt to total book capitalization			67%	60%
Debt to total assets, gross			57%	51%
Secured debt to total assets			6%	10%

COMMUNITY INFORMATION			9/30/07	9/30/06
Operating communities:
Wholly or Majority Owned Communities			79	79
Wholly or Majority Owned Units			22,041	22,166
Unconsolidated Joint Venture Communities			13	9
Unconsolidated Joint Venture Units			4,080	2,672
Communities under development:
Communities			10	10
Units			3,141	2,462

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.

(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.

(3)	The YTD 2007 EPS and FFO totals include $1,900,000 in proceeds from a legal settlement related to Pinnacle Galleria. The YTD 2006 EPS and FFO totals include income from land sales totaling $3,485,000 and settlement proceeds related to the Red Hawk Ranch apartment community totaling $19,500,000.

(4)	For the quarter ended September 30, 2006 Other Expenses relates to a prepayment penalty on notes retired prior to maturity. The nine months ended September 30, 2006 Other Expenses also includes Red Hawk Ranch litigation costs totaling $561,000.

(5)	Represents preferred stock issuance costs related to the redemption of 8.08% Series B Cumulative Redeemable Preferred Stock during the quarter ended September 30, 2007.

(6)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Third Quarter 2007

(Unaudited, dollar amounts in thousands except per share data)

	September 30, 2007	September 30, 2006
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,776,532	$2,680,948
Construction in progress	307,534	215,650
Less: accumulated depreciation	(438,979)	(383,870)

	2,645,087	2,512,728

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	63,336	38,617
Real estate held for sale, net	49,024	—
Land under development	121,095	47,333

Total real estate portfolio	2,878,542	2,598,678
Cash	2,695	13,649
Other assets	68,195	62,345

TOTAL ASSETS	2,949,432	2,674,672

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	1,540,000	$1,290,000
Unsecured line of credit	212,000	—
Secured line of credit	—	75,000
Mortgage loans	174,779	202,344
Accounts payable and accrued expenses	78,364	61,681

Total liabilities	2,005,143	1,629,025

Minority interests	30,981	60,044

Shareholders’ equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 and 10,000,000 shares with $25 liquidation preference issued and outstanding at September 30, 2007 and September 30, 2006, respectively.	70	100
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 50,765,074 and 50,282,869 at September 30, 2007 and 2006, respectively.	508	503
Additional paid-in capital	912,730	985,000

Total shareholders’ equity	913,308	985,603

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	2,949,432	2,674,672

BRE Properties, Inc.

Consolidated Statements of Income

Quarters and Nine Months Ended September 30, 2007 and 2006

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 09/30/2007	Quarter ended 9/30/2006	Nine months ended 09/30/2007	Nine months ended 9/30/2006
REVENUE
Rental income	$84,018	$77,645	$245,387	$226,186
Ancillary income	3,739	3,944	10,896	10,704

Total revenue	87,757	81,589	256,283	236,890
EXPENSES
Real estate expenses	$26,875	$25,422	$77,445	$74,545
Depreciation	19,443	17,810	57,755	54,248
Interest expense	20,480	20,372	61,069	60,842
General and administrative	3,973	3,972	13,525	13,157
Other expenses	—	576	—	1,137

Total expenses	70,771	68,152	209,794	203,929
Other income	840	1,751	5,031	26,049

Income before minority interests, partnership income and discontinued operations	17,826	15,188	51,520	59,010
Minority interests	(570)	(897)	(1,719)	(2,702)
Partnership income	529	432	1,481	741

Income from continuing operations	17,785	14,723	51,282	57,049
Discontinued operations:
Discontinued operations, net (1)	1,391	1,240	3,891	7,552
Net gain on sales	39,249	—	39,249	38,302

Total discontinued operations	40,640	1,240	43,140	45,854
NET INCOME	$58,425	$15,963	$94,422	$102,903
Redemption related preferred stock issuance cost	2,768	—	2,768	—
Dividends attributable to preferred stock	4,232	4,468	13,169	13,404

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$51,425	$11,495	$78,485	$89,499

Net income per common share - basic	$1.01	$0.23	$1.55	$1.75

Net income per common share - assuming dilution	$0.99	$0.22	$1.51	$1.71

Weighted average shares outstanding - basic (2)	50,745	50,875	50,685	51,065

Weighted average shares outstanding - assuming dilution (2)	51,760	52,090	51,810	52,285

(1)    Details of net earnings from discontinued operations. For 2007 includes three operating properties held for sale as of September 30, 2007, one property contributed to joint venture in July of 2007 and one property sold in September of 2007. YTD September 30, 2006 totals also include results from seven properties held for sale and contributed to a joint venture in April 2006.

	Quarter ended 09/30/2007	Quarter ended 9/30/2006	Nine months ended 09/30/2007	Nine months ended 9/30/2006
Rental and ancillary income	$2,169	$2,896	$7,945	$15,164
Real estate expenses	(778)	(1,113)	(3,113)	(6,000)
Depreciation	—	(543)	(941)	(1,612)

Income from discontinued operations, net	$1,391	$1,240	$3,891	$7,552

(2)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,776,532	$2,702,810	$2,743,076	$2,726,159	$2,680,948
Construction in progress	307,534	327,256	287,402	242,509	215,650
Less: accumulated depreciation	(438,979)	(420,589)	(420,385)	(401,893)	(383,870)

	2,645,087	2,609,477	2,610,093	2,566,775	2,512,728
Equity interests in real estate joint ventures:
Investments in rental properties	63,336	44,747	39,202	38,846	38,617
Real estate held for sale	49,024	79,883	—	—	—
Land under development	121,095	118,196	150,528	146,659	47,333

Total real estate portfolio	2,878,542	2,852,303	2,799,823	2,752,280	2,598,678
Cash	2,695	11,937	59,536	10,082	13,649
Other assets	68,195	59,912	62,423	61,129	62,345

TOTAL ASSETS	$2,949,432	$2,924,152	$2,921,782	$2,823,491	$2,674,672

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,540,000	$1,540,000	$1,590,000	$1,290,000	$1,290,000
Unsecured line of credit	212,000	129,000	—	115,000	—
Secured line of credit	—	—	75,000	75,000	75,000
Mortgage loans	174,779	175,459	188,226	188,910	202,344
Accounts payable and accrued expenses	78,364	89,603	67,965	77,192	61,681

Total liabilities	2,005,143	1,934,062	1,921,191	1,746,102	1,629,025

Minority interests	30,981	31,473	31,994	100,544	60,044

Shareholders’ equity:
Preferred stock	70	100	100	100	100
Common stock	508	507	507	505	503
Additional paid-in capital	912,730	958,010	967,990	976,240	985,000

Total shareholders’ equity	913,308	958,617	968,597	976,845	985,603

TOTAL LIABILITIES AND EQUITY	$2,949,432	$2,924,152	$2,921,782	$2,823,491	$2,674,672

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Sept. 30, 2007	June. 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006
REVENUE
Rental income	$84,018	$81,686	$79,684	$78,259	$77,645
Ancillary income	3,739	3,678	3,479	3,441	3,944

Total revenue	87,757	85,364	83,163	81,700	81,589
EXPENSES
Real estate expenses	26,875	25,429	25,140	23,663	25,422
Depreciation	19,443	19,360	18,952	18,424	17,811
Interest expense	20,480	20,569	20,020	19,357	20,372
General and administrative	3,973	4,737	4,816	4,724	3,972
Other expenses	—	—	—	—	576

Total expenses	70,771	70,095	68,928	66,168	68,153
Other income	840	3,024	1,167	773	1,751
Income before minority interests, partnership income and discontinued operations	17,826	18,293	15,402	16,305	15,187
Minority interests	(570)	(570)	(579)	(720)	(897)
Partnership income	529	508	443	409	432

Income from continuing operations	17,785	18,231	15,266	15,994	14,722
Discontinued operations:
Discontinued operations, net (1)	1,391	1,383	1,116	1,298	1,241
Net gain on sales	39,249	—	—	—	—

Total discontinued operations	40,640	1,383	1,116	1,298	1,241

NET INCOME	$58,425	$19,614	$16,382	$17,292	$15,963
Redemption related preferred stock issuance cost	2,768	—	—	—	—
Dividends attributable to preferred stock	4,232	4,468	4,468	4,468	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$51,425	$15,146	$11,914	$12,824	$11,495

Net income per common share - basic	$1.01	$0.30	$0.24	$0.25	$0.23

Net income per common share - diluted	$0.99	$0.29	$0.23	$0.25	$0.22

Weighted average shares outstanding - basic	50,745	50,705	50,620	50,410	50,875

Weighted average shares outstanding - assuming dilution	51,760	51,840	51,860	51,610	52,090

(1) Details of earnings from discontinued operations, net:

	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Rental and ancillary income	$2,169	$2,945	$2,830	$2,860	$2,896
Real estate expenses	(778)	(1,184)	(1,152)	(1,011)	(1,113)
Depreciation	—	(378)	(562)	(551)	(542)

Income from discontinued operations, net	$1,391	$1,383	1,116	1,298	$1,241

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$51,425	$15,146	$11,914	$12,824	$11,495
Add back/exclude:
Depreciation from continuing operations	19,443	19,360	18,952	18,424	17,811
Depreciation from discontinued operations	—	378	562	551	542
Minority interests	570	570	579	720	897
Depreciation from unconsolidated entities	350	272	254	262	244
Net (gain) on sales	(39,249)	—	—	—	—
Less: Minority interests not convertible into common shares	(106)	(105)	(105)	(229)	(406)

FUNDS FROM OPERATIONS (1)	$32,433	$35,621	$32,156	$32,552	$30,583

Non-routine income items (2)	—	$1,900	—	—	—

Other expenses (3)	—	—	—	—	$576

Redemption related preferred stock issuance cost (4)	$2,768	—	—	—	—

Weighted average shares and equivalents outstanding - assuming dilution	52,615	52,720	52,770	52,570	53,050
PER SHARE INFORMATION - ASSUMING DILUTION:
Funds from operations	$0.62	$0.68	$0.61	$0.62	$0.58
Non-routine income items (2)	$0.00	$0.04	$0.00	$0.00	$0.00
Other expenses (3)	$0.00	$0.00	$0.00	$0.00	$0.01
Redemption related preferred stock issuance cost (4)	$0.05	$0.00	$0.00	$0.00	$0.00

(1)    Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.

(2) For the quarter ended June 30, 2007, non-routine income items include litigation settlement proceeds of $1,900,000.

(3) For the quarter ended September 30, 2006, Other Expenses relate to a prepayment penalty on notes retired prior to maturity.

(4) Represents preferred stock issuance costs related to the redemption of 8.08% Series B Cumulative Redeemable Preferred Stock during the quarter ended September 30, 2007.

CAPITAL EXPENDITURES	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Capital expenditures (5)	$4,019	$5,956	$1,347	$4,209	$4,018

Average apartment units in period	22,240	22,681	22,720	22,373	22,175
Capital expenditures per apartment unit in period	$181	$263	$59	$188	$181
Capital expenditures per apartment unit-trailing four quarters	$691	$691	$621	$613	$646
Revenue enhancing rehabilitation costs	$7,066	$8,758	$7,319	$11,628	$8,823

(5)    Represents capital expenditures, excluding rehabilitation costs and development advances. The company expenses certain improvements related to the operation of apartment communities, including carpet, window covering and appliance replacements.

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Revenues from continuing operations	$89,126	$88,896	$84,773	$82,882	$83,772
Revenues from discontinued operations	2,169	2,945	2,830	2,860	2,896

Total Revenues	$91,295	$91,841	$87,603	$85,742	$86,668
Real estate expenses-continuing operations	$26,875	$25,429	$25,140	$23,663	$25,422
Real estate expenses-discontinued operations	778	1,184	1,152	1,011	1,113

Total Real Estate Expenses	$27,653	$26,613	$26,292	$24,674	$26,535
Total Net Operating Income	$63,642	$65,228	$61,311	$61,068	$60,133

Depreciation from continuing operations	$19,443	$19,360	$18,952	$18,424	$17,811
Depreciation from discontinued operations	—	378	562	551	542

Total Depreciation	$19,443	$19,738	$19,514	$18,975	$18,353

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended September 30, 2007 and 2006

(Dollar amounts in thousands)

	No. of Units	Revenues			Expenses
California		Q3 2007	Q3 2006	% Change	Q3 2007	Q3 2006	% Change
L.A./Orange County	6,825	$28,436	$27,591	3.1%	$8,418	$8,195	2.7%
San Diego	3,712	16,020	15,585	2.8%	4,265	4,510	-5.4%
San Francisco	3,035	13,600	12,593	8.0%	3,890	3,643	6.8%
Sacramento	1,796	5,709	5,700	0.2%	1,863	1,848	0.8%
Pacific Northwest
Seattle	3,211	11,578	10,573	9.5%	3,495	3,520	-0.7%
Mountain/Desert Markets
Phoenix	902	2,535	2,481	2.2%	1,058	956	10.7%

Total Same-Store (1)	19,481	$77,878	$74,523	4.5%	$22,989	$22,672	1.4%

	No. of Communities	No. of Units	Net Operating Income
California			Q3 2007	Q3 2006	% Change	% of Total
L.A./Orange County	25	6,825	$20,018	$19,396	3.2%	36%
San Diego	12	3,712	11,755	11,075	6.1%	21%
San Francisco	9	3,035	9,710	8,950	8.5%	18%
Sacramento	8	1,796	3,846	3,852	-0.2%	7%
Pacific Northwest
Seattle	12	3,211	8,083	7,053	14.6%	15%
Mountain/Desert Markets
Phoenix	2	902	1,477	1,525	-3.1%	3%

Total Same-Store (1)	68	19,481	$54,889	$51,851	5.9%	100%

	No. of Communities	No. of units	Net Operating Income
“Non Same-Store” Summary			Q3 2007	Q3 2006
Acquired properties (2)	4	930	$2,562	$1,819
Development properties (3)	3	664	2,101	1,571
Rehabilitation properties (4)	1	453	1,083	376
Discontinued operations (5)	5	1,153	1,391	1,783
Joint venture income (6)	13	4,080	529	432
Commercial properties (7)	n/a	n/a	247	550
Other income	n/a	n/a	840	1,751

Total Non Same-Store	26	7,280	$8,753	$8,282

Less Properties Sold Q3’07	(2)	(640)
Total All Units/NOI	92	26,121	$63,642	$60,133

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting July 1, 2006.

(2)	Consists of NOI from properties acquired after July 1, 2006.

(3)	Consists of NOI from three properties (664 units) fully delivered or stabilized and three properties (444 units) partially delivered with units under construction.

(4)	Consists of NOI from one property which is under rehabilitation.

(5)	For 2007, amounts include results from three properties classified as held for sale as of September 30, 2007, one property contributed to joint venture in July of 2007 and one property sold in September of 2007.

(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.

(7)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Nine Months Ended September 30, 2007 and 2006

(Dollar amounts in thousands)

	No. of Units	Revenues			Expenses
California		YTD 2007	YTD 2006	% Change	YTD 2007	YTD 2006	% Change
L.A./Orange County	6,825	$84,414	$80,621	4.7%	$24,361	$24,942	-2.3%
San Diego	3,712	46,923	45,982	2.0%	12,652	13,026	-2.9%
San Francisco	3,035	39,980	36,843	8.5%	11,057	10,962	0.9%
Sacramento	1,796	16,861	16,948	-0.5%	5,510	5,396	2.1%
Pacific Northwest
Seattle	2,963	30,852	27,763	11.1%	9,789	9,510	2.9%
Mountain/Desert Markets
Phoenix	902	7,530	7,306	3.1%	2,904	2,794	3.9%

Total Same-Store (1)	19,233	$226,560	$215,463	5.2%	$66,273	$66,630	-0.5%

	No. of Communities	No. of Units	Net Operating Income
California			YTD 2007	YTD 2006	% Change	% of Total
L.A./Orange County	25	6,825	$60,053	$55,679	7.9%	37%
San Diego	12	3,712	34,271	32,956	4.0%	21%
San Francisco	9	3,035	28,923	25,881	11.8%	18%
Sacramento	8	1,796	11,351	11,552	-1.7%	7%
Pacific Northwest
Seattle	11	2,963	21,063	18,253	15.4%	13%
Mountain/Desert Markets
Phoenix	2	902	4,626	4,512	2.5%	3%

Total Same-Store (1)	67	19,233	$160,287	$148,833	7.7%	100%

	No. of Communities	No. of units	Net Operating Income
“Non Same-Store” Summary			YTD 2007	YTD 2006
Acquired properties (2)	4	930	7,650	5,114
Development properties (3)	3	664	5,520	3,220
Rehabilitation properties (4)	2	701	4,758	3,493
Discontinued operations (5)	12	3,337	4,832	9,164
Joint venture income (6)	13	4,080	1,481	741
Commercial properties (7)	n/a	n/a	623	1,685
Other income (8)	n/a	n/a	5,031	26,049

Total Non Same-Store	34	9,712	$29,895	$49,466

Less Properties Sold	(9)	(2,824)
Total All Units / NOI	92	26,121	$190,182	$198,299

(1)	Consists of stabilized properties owned by BRE for at least seven full quarters, starting January 1, 2006.

(2)	Consists of NOI from properties acquired after January 1, 2006.

(3)	Consists of NOI from three properties (664 units) fully delivered or stabilized after January 1, 2006 and three properties (444 units) partially delivered with units under construction.

(4)	Consists of NOI from two properties which are under rehabilitation.

(5)	For 2007, amounts include results from three properties classified as held for sale as of September 30, 2007, one property contributed to joint venture in July of 2007 and one property sold in September of 2007. For 2006, amounts also include results from seven properties held for sale and contributed to joint venture in April of 2006.

(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.

(7)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses.

(8)	The 2007 YTD Other income totals include $1,900,000 in proceeds from a legal settlement related to Pinnacle Galleria.

The YTD 2006 Other income totals include income from land sales totaling $3,485,000 and settlement proceeds related to the Red Hawk Ranch apartment community totaling $19,500,000.

BRE Properties, Inc.

“Same-Store” Operating Metrics

As of September 30, 2007 and 2006

	No. of Units	Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
		Q3’07	Q3’06	% Change	Q3’07	Q3’06	2007	2006
California
L.A./Orange Co.	6,825	$1,529	$1,460	4.8%	93.2%	94.2%	62%	65%
San Diego	3,712	1,548	1,501	3.2%	95.5%	95.2%	70%	73%
San Francisco	3,035	1,643	1,532	7.2%	95.4%	94.1%	60%	59%
Sacramento	1,796	1,146	1,128	1.6%	94.4%	94.4%	70%	69%
Pacific Northwest
Seattle	3,211	1,292	1,171	10.4%	95.0%	94.8%	65%	60%
Mountain/Desert Markets
Phoenix	902	1,021	1,020	0.0%	95.1%	93.2%	67%	70%

Total/Average Same Store (4)	19,481	$1,453	$1,380	5.2%	94.5%	94.5%	65%	66%

(1)	Represents, by region, weighted average market level rents for the period.

(2)	Represents average physical occupancy for the quarter. Excludes properties in lease-up.

(3)	Represents the annualized number of units turned over for the nine month period, divided by the number of units in the region.

(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting July 1, 2006

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation,

and Joint Venture Communities - Q307 (5)

		Number of Units
	ACQ	DEV	REHAB	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./Orange Co.	684	664	—	—	—	1,348	$1,540	92.5%
San Diego	246	—	—	—	—	246	1,600	92.9%
San Francisco	—	—	453			453	1,690	76.4%
Sacramento	—	—	—	152	236	388	1,115	95.3%
Pacific Northwest
Seattle	—	—	—	361	—	361	1,047	96.8%
Mountain/Desert Markets
Phoenix	—	—	—	—	1,248	1,248	939	94.3%
Denver	—	—	—	—	2,596	2,596	914	96.0%

Total/Average Non-Same Store	930	664	453	513	4,080	6,640	$1,143	93.5%

Total/Average Portfolio						26,121	$1,374	94.2%

(5)	Consists of communities acquired and development properties delivered or stabilized after July 1, 2006, one community currently under rehabilitation and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure and Share Analysis as of September 30, 2007

(Dollar and share amounts in thousands)

	Balance Outstanding September 30, 2007	Average Life	For the nine months ended September 30, 2007
FIXED RATE			Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
Unsecured (1)	$1,540,000	5.50 years	5.58%	79.9%	45.4%
Secured	163,579	4.36 years	6.23%	8.5%	4.8%
Total fixed rate debt	$1,703,579	5.39 years	5.65%	88.4%	50.2%

VARIABLE RATE DEBT
Unsecured Line of credit (2)	$212,000	5.00 years	6.54%	11.0%	6.3%
Secured tax-exempt mortgages	11,200	0.33 years	4.92%	0.6%	0.3%
Total variable rate debt	$223,200	4.63 years	6.46%	11.6%	6.6%

TOTAL DEBT	$1,926,779	5.55 years	5.74%	100.0%	56.8%

Ratio of debt to total market capitalization	39%
Interest expense coverage - YTD ‘07 (3)	2.9	x
Fixed charge coverage - YTD ‘07 (3)	2.4	x

SCHEDULED PRINCIPAL PAYMENTS

	Unsecured	Secured	Total
2007	$—	$697	$697
2008	—	22,586	22,586
2009	200,000	19,340	219,340
2010	150,000	33,271	183,271
2011	250,000	2,127	252,127
2012 (4)	672,000	66,645	738,645
Thereafter	480,000	30,113	510,113

Total	$1,752,000	$174,779	$1,926,779

SENIOR UNSECURED DEBT RATINGS

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB	(stable	)

CAPITALIZED INTEREST

	Qtr. Ended 9/30/2007	Qtr. Ended 9/30/2006
Interest capitalized	$6,054	$3,784

	YTD 9/30/2007	YTD 9/30/2006
Interest capitalized	$18,190	$11,560

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 9/30/2007	Qtr. Ended 9/30/2006
Weighted average shares outstanding (5)	50,745	50,875
Weighted average OP units	855	960
Dilutive effect of stock options	1,015	1,215

Diluted shares - FFO (6)	52,615	53,050
Less: Anti-dilutive OP Units (7)	(855)	(960)

Diluted shares - EPS (8)	51,760	52,090

Weighted Average	YTD 9/30/2007	YTD 9/30/2006
Weighted average shares outstanding (5)	50,685	51,065
Weighted average OP units	880	975
Dilutive effect of stock options	1,125	1,220

Diluted shares - FFO (6)	52,690	53,260
Less: Anti-dilutive OP Units (7)	(880)	(975)

Diluted shares - EPS (8)	51,810	52,285

Ending	As of 9/30/2007	As of 9/30/2006
Shares outstanding at end of period	50,781	50,283
OP units at end of period	845	959
Dilutive effect of stock options	1,127	1,220

Total	52,753	52,462

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 9/30/2007	Qtr. Ended 9/30/2006
8.08% Series B, $25 per share liquidation pref.	—	3,000
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	7,000	10,000

(1)	Includes $460 million in convertible senior notes.

(2)	At September 30, 2007 we had a revolving Line of credit providing up to $800 million priced at LIBOR plus 47.5 bp, maturing in September 2012.

(3)	Represents interest expense and preferred stock dividend payment coverage for the nine months ended September 30, 2007.

(4)	Includes the scheduled maturity of our unsecured line of credit. At September 30, 2007, the outstanding balance was $212 million.

(5)	Represents denominator for shares in the calculation of basic earnings per share.

(6)	Represents denominator for shares in the calculation of diluted FFO per share.

(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.

(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

September 30, 2007

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)
The Stuart at Sierra Madre Villa
Pasadena, CA	188	$60.9	$61.8	$0.9	Podium	3Q/2007	4Q/2007
Renaissance at Uptown Orange
Orange, CA	460	112.4	114.7	2.3	Wrap	1Q/2007	4Q/2007
Avenue 64
Emeryville, CA	224	65.5	67.9	2.4	Podium	3Q/2007	4Q/2007
5600 Wilshire
Los Angeles, CA	284	79.7	134.2	54.5	Podium	3Q/2008	1Q/2009
Park Viridian (4)
Anaheim, CA	320	37.6	89.0	51.4	Podium	4Q/2008	3Q/2009
Taylor 28 Apartments
Seattle, WA	197	17.0	59.8	42.8	Podium	1Q/2009	2Q/2009
Belcarra Apartments
Bellevue, WA	296	22.5	83.7	61.2	Podium	3Q/2009	1Q/2010

Total CIP	1,969	$395.6	$611.1	$215.5

LAND OWNED (5)	Number of Units	Cost Incurred	Estimated Cost	Estimated Const. Start	Product Type
Crossings
Santa Clara, CA	277	$15.9	$86.5	1H/2008	Podium
Wilshire La Brea
Los Angeles, CA	645	73.3	320.3	2H/2008	Mid rise
Pleasanton
Pleasanton, CA	240	11.3	72.1	2H/2009	Garden
Stadium Park II
Anaheim, CA	TBD	20.6	TBD	TBD	Wrap

Total LUD	1,162	$121.1	$478.9

Projected Composite Yield Upon Stabilization (6)		6.50% - 7.50%

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost (9)	Estimated Const. Start	Product Type
Riverside, CA	208	$1.6	$46.2	2H/2008	Garden
Pasadena II, CA	212	1.3	87.6	2H/2008	Podium
Mercer Island, WA	162	1.0	50.1	2H/2008	Podium
Walnut Creek, CA	361	2.7	126.0	1H/2009	Podium
Sunnyvale, CA	348	1.6	125.4	1H/2009	Wrap

Total	1,291	$8.2	$435.3

(1)	Reflects all recorded costs incurred as of September 30, 2007, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress”. Included in this amount is $59.4 million of costs for the 297 completed units on Renaissance at Uptown Orange, $12.1 million of costs for the 68 completed units on The Stuart at Sierra Madre and $16.6 million of costs for the 79 completed units on Avenue 64 which are reflected on our Consolidated Balance Sheet as “direct investments in real estate-investments in rental properties.”

(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.

(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy issued and be ready for occupancy. Completion dates have been updated to reflect our current estimates of receipt of final certificates of occupancy, which are dependent on several factors, including construction delays and the inability to obtain necessary public approvals.

(4)	Reflects name change of Stadium Park I.

(5)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress

(6)	Represents weighted average projected stabilized yield for construction in progress and land under development.

(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.

(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

(9)	Estimated costs for properties categorized as Land Under Contract are subject to change during the process of entitlement.

BRE Properties, Inc. Sequential “Same-Store” Multifamily Markets Summary Last five quarters	Exhibit A

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006
REVENUES
California
L.A./Orange County	0.4%	2.5%	-0.1%	0.3%	2.6%
San Diego	2.7%	1.8%	-1.2%	-0.6%	1.0%
San Francisco	3.0%	0.3%	3.9%	0.6%	2.4%
Sacramento	2.0%	0.7%	-0.8%	-2.5%	1.1%
Pacific Northwest
Seattle	2.2%	3.8%	3.4%	-0.2%	3.3%
Mountain/Desert Markets
Phoenix	-0.2%	3.4%	-0.8%	0.3%	1.1%

Total Same Store	1.7%	2.1%	0.7%	-0.2%	2.2%

EXPENSES (1)

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006
California
L.A./Orange County	4.5%	2.1%	1.4%	-5.1%	-5.4%
San Diego	-0.1%	3.6%	4.0%	-12.2%	2.6%
San Francisco	8.7%	-0.3%	8.7%	-9.4%	0.7%
Sacramento	2.0%	0.4%	3.8%	-3.5%	2.2%
Pacific Northwest
Seattle	-3.5%	3.6%	6.9%	-7.2%	5.6%
Mountain/Desert Markets
Phoenix	13.8%	1.3%	15.2%	-17.4%	4.9%

Total Same Store	3.2%	2.0%	4.8%	-8.0%	0.0%

NET OPERATING INCOME

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006
California
L.A./Orange County	-1.3%	2.7%	-0.7%	2.6%	6.4%
San Diego	3.8%	1.2%	-3.0%	4.1%	0.4%
San Francisco	0.8%	0.5%	2.3%	4.7%	3.1%
Sacramento	2.1%	0.8%	-3.0%	-2.0%	0.6%
Pacific Northwest
Seattle	4.9%	3.9%	1.7%	3.4%	2.2%
Mountain/Desert Markets
Phoenix	-8.2%	4.6%	-8.4%	11.8%	-1.2%

Total Same Store	1.0%	2.1%	-0.9%	3.3%	3.1%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B
Net Asset Value Calculation, Annualized Q3 2007

(Amounts in thousands, except per share data)

Overall portfolio capitalization rate: 4.97% (1)

	Calculation per Actual-Q3 ‘07	Adjustments		As Adjusted
Annualized revenues and expenses:
Current rental revenues	$336,072			$336,072
Partnership and ancillary revenues	17,072			17,072

Total real estate revenues	$353,144	($13,307	)(3), (4)	$339,837
Total real estate expenses	(107,500)	5,673	(3), (4)	(101,827)

Annualized real estate net operating income	$245,644	($7,634)		$238,010
Real estate asset value	$4,942,535			$4,788,934
Value of other assets:
Properties acquired @ 1.0x cost	—	—		—
Construction in progress @ 1.35x cost (2)	415,171	172,162	(3)	587,333
Land under development @1.20x cost	145,314	—		145,314
Community under rehabilitation	—	132,524	(4)	132,524
Market value of assets held for sale	87,821			87,821
Receivables and other assets, tangible	47,078			47,078
Other liabilities and nonconvertible minority interest	(86,471)			(86,471)

Total value of other assets	$608,913	$304,685		$913,599
Value of all assets:
Real estate asset value	$4,942,535			$4,788,934
Value of other assets	608,913			913,599

Total asset value	$5,551,448			$5,702,533
Debt and preferred equity:
Mortgage loans	$174,779			$174,779
Unsecured senior notes	1,540,000			1,540,000
Unsecured line of credit	212,000			212,000
Secured line of credit	—			—
Perpetual preferred stock	175,000			175,000

Total debt and preferred	$2,101,779			$2,101,779
Current equity value	$3,449,669			$3,600,754
Common shares outstanding	50,781			50,781
Operating partnership units	845			845
Dilution from stock options	1,127			1,127

Diluted shares/OP units outstanding	52,753			52,753
CURRENT NET ASSET VALUE PER SHARE	$65.39			$68.26

1 Market cap rates	Current range
San Francisco	4.00% - 4.75%
San Diego	4.75% - 5.75%
L.A./Orange Co.	4.25% - 5.50%
Sacramento	5.25% - 6:00%
Seattle	4.50% - 5.75%
Phoenix	5.00% - 6.00%
Denver	5.00% - 5.75%

Weighted average	4.45% - 5.50%

NAV Sensitivity

Cap Rate	$NAV/Share
5.10%	$65.94
4.97%	$68.26
4.85%	$70.50

(1)	The NAV calculation uses a cap rate of 4.97%, which is at the mid point of our estimated composite range. Market cap rates are based on market transactional data in each operating region, compiled internally, and updated as market conditions change.

(2)	Multiple derived by performing risk adjusted discounted cash flow analysis on the assets under construction. Analysis assumes a rising cap rate environment (25bps per year) and a discount rate of 8%.

(3)	Represents Galleria at Towngate in Moreno Valley, CA, Renaissance at Uptown Orange in Orange, CA, Avenue 64 in Emeryville, CA and The Stuart at Sierra Madre Villa in Pasadena, CA which have commenced the lease up process or did not generate full rental revenues for the period. Cost is added back to CIP at 1.35x of cost, and NOI from those communities is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $3.3M.

(4)	Represents Mission Peaks which is under rehabilitation and did not generate full rental revenues for this period. Cost added back represents stabilized market value of Mission Peaks assuming 95% occupancy and 4.50% cap rate. NOI from this asset is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $4.3M.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 09/30/07	Quarter Ended 09/30/06	Nine Months Ended 09/30/07	Nine Months Ended 09/30/06
Net income available to common shareholders	$51,425	$11,495	$78,485	$89,499
Depreciation from continuing operations	19,443	17,810	57,755	54,248
Depreciation from discontinued operations	—	543	941	1,612
Minority interests	570	897	1,719	2,702
Depreciation from unconsolidated entities	350	244	876	582
Net gain on investments	(39,249)	—	(39,249)	(38,302)
Less: Minority interests not convertible to common	(106)	(406)	(316)	(1,217)

Funds from operations	$32,433	$30,583	$100,211	$109,124

Diluted shares outstanding - EPS (1)	51,760	52,090	51,810	52,285
Net income per common share - diluted	$0.99	$0.23	$1.51	$1.71

Diluted shares outstanding - FFO (1)	52,615	53,050	52,690	53,260
FFO per common share - diluted	$0.62	$0.58	$1.90	$2.05

(1)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions, nonroutine items, and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 09/30/07	Quarter ended 9/30/06	Nine Months Ended 09/30/07	Nine Months Ended 09/30/06
Net income available to common shareholders	$51,425	$11,495	$78,485	$89,499
Interest	20,480	20,372	61,069	60,842
Depreciation	19,443	18,353	58,696	55,860

EBITDA	91,348	50,220	198,250	206,201
Minority interests	570	897	1,719	2,702
Net gain on sales	(39,249)	—	(39,249)	(38,302)
Gain on sales of land	—	—	—	(3,485)
Dividends on preferred stock	4,232	4,468	13,169	13,404
Other expenses	—	576	—	1,137
Redemption related preferred stock issuance cost	2,768	—	2,768	—
Redhawk Settlement	—	—	—	(19,500)
Galleria Settlement	—	—	(1,900)	—

Adjusted EBITDA	$59,669	$56,161	$174,757	$162,157

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter ended 09/30/07	Quarter ended 9/30/06	Nine Months Ended 09/30/07	Nine Months Ended 09/30/06
Net income available to common shareholders	$51,425	$11,495	$78,485	$89,499
Interest	20,480	20,372	61,069	60,842
Depreciation	19,443	18,353	58,696	55,860
Minority interests	570	897	1,719	2,702
Net gain on sales	(39,249)	—	(39,249)	(38,302)
Dividends on preferred stock	4,232	4,468	13,169	13,404
General and administrative expense	3,973	3,972	13,525	13,157
Other expenses	—	576	—	1,137
Redemption related preferred stock issuance cost	2,768	—	2,768	—

NOI	$63,642	$60,133	$190,182	$198,299

Less Non Same-Store NOI	8,753	8,282	29,895	49,466

Same-Store NOI	$54,889	$51,851	$160,287	$148,833